EXHIBIT 10.20

                                   ADDENDUM TO
                         SUBORDINATED SECURITY AGREEMENT


          This ADDENDUM TO SUBORDINATED SECURITY AGREEMENT is entered into as of January 22, 1999, by and between CREATIVE MEDICAL DEVELOPMENT, INC. ("Debtor") and WILLIAM E. COOK ("Secured Party").

          1 On October 24, 1998, the parties executed a Subordinated Security Agreement (the "Subordinated Security Agreement").

          2 Continued Effectiveness. Except as expressly modified by this Addendum, all terms, conditions, agreements, and covenants set forth in the Subordinated Security Agreement, are hereby ratified and confirmed and shall continue in full force and effect.

          3 Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subordinated Security Agreement

          4 Amendment of Section 11. Section 11 of the Subordinated Security Agreement is hereby deleted and replaced with the following:

     Equal Priority of Security Interest. Debtor intends to issue Eight Percent Secured Convertible Subordinated Notes in the aggregate maximum principal amount of $275,160.00 (including the principal amount of this Secured Party's Note) to certain parties (such other parties shall be referred to as "Additional Lenders") on terms substantially similar to the terms between Secured Party and Debtor. The security interest granted by this Agreement secures the Liabilities to the Secured Party on an equal, or pari passu, basis with the security interests granted to the Additional Lenders, such that the Secured Party's and Additional Lenders' security interests in the Collateral shall rank equally with each other's security interest in the Collateral regardless of the date of filing of each party's financing statement.

          IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first set forth above.

DEBTOR:

CREATIVE MEDICAL DEVELOPMENT, INC


By: /s/ M. Charles Van Rossen
Title: VP Finance & Treasurer



SECURED PARTY:


/s/William E. Cook